Other Non-Current Liabilities - Summary of Other Non-Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2021 USD ($)	Mar. 31, 2021 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Mar. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Other Liabilities, Noncurrent [Abstract]
Non-controlling interests		¥ 1,660,000		¥ 0
Government grants		209,636		217,682		¥ 46,798
Warranty		103,118		79,757	¥ 30,376	26,217	¥ 62
Total	$ 301,101	¥ 1,972,754	$ 45,398	¥ 297,439		¥ 73,015